UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2007

U-Store-It Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6745 Engle Road, Suite 300, Cleveland, Ohio		44130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-234-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 22, 2007, the Board of Trustees appointed Marianne M. Keler as a Trustee of the Company, to serve until the annual meeting of shareholders to be held on May 8, 2007. Ms. Keler will stand for re-election at the upcoming annual meeting. The Board of Trustees has not yet determined the committees of the Board on which it expects Ms. Keler to serve. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

From 1985 to February 2006, Ms. Keler, age 52, served in various positions with SLM Corporation, a publicly-traded company more commonly known as Sallie Mae. From 2005 to 2006, she served as Executive Vice President, Corporate Strategy, Consumer Lending and Administration, where she led several business lines, including SLM Financial. From 2001 to 2004, she was Executive Vice President and General Counsel for SLM. In addition, she has led several other corporate staff areas, including Government Relations, Corporate Development and Human Resources.

In connection with Ms. Keler’s election as a Trustee, the Company and U-Store-It, L.P., a Delaware limited partnership, of which the Company is the sole general partner, expects to enter into an Indemnification Agreement with Ms. Keler pursuant to which she will be entitled to be indemnified to the maximum extent provided by Maryland law if she is, or is threatened to be made, a party to a proceeding by reason of her status as a Trustee of the Company. A copy of the Indemnification Agreement with Ms. Keler will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. In addition, as a Trustee, Ms. Keler is eligible to participate in the U-Store-It Trust Trustees Deferred Compensation Plan. A description of the plan can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2006, such description is incorporated herein by reference.

There are no arrangements or understanding between Ms. Keler and any other person pursuant to which Ms. Keler was selected as a Trustee. Other than in connection with her service as a Trustee of the Company, there have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Keler had or will have a direct or indirect material interest.

(e) On March 22, 2007, the independent members Board of Trustees, upon recommendation of the Compensation Committee, took the actions described below relating to compensation for the Company’s executive officers:

(1) Established for 2007 target annual and long-term incentive compensation levels for the Company’s executive officers (the "2007 Bonus Program"); and

(2) Approved grants of equity awards to the Company’s executive officers under the U-Store-It Trust 2004 Equity Incentive Plan.

2007 Bonus Program – Annual Incentive

The 2007 Bonus Program provides for cash and equity awards if certain corporate and individual performance levels are met. Target annual incentive compensation is based on funds from operations growth per share and on individual goals specifically tailored to each executive officer’s job function and oversight responsibilities, weighted at 70% and 30%, respectively.

The target annual incentive award is a percentage of the 2007 base salary for each executive officer as follows: Dean Jernigan, 100%; Christopher P. Marr, 65%; Kathleen A. Weigand, 65%; Stephen R. Nichols, 55%; and Timothy M. Martin, 55%. Performance above and below targeted levels will result in a pro-rated award of 50% of target for threshold performance and 200% of target for maximum performance, except that the maximum percentage achievable for individual goals is limited to 150% of target, and payouts will be interpolated for performance between threshold, target and maximum levels.

2007 Bonus Program – Long-Term Incentive / Grants of Equity Awards

Long-term incentive compensation is based on a target grant level for each executive officer as follows: Dean Jernigan, $1,250,000; Christopher P. Marr, $520,000; Kathleen A. Weigand, $375,000; Stephen R. Nichols, $375,000; and Timothy M. Martin, $247,500. Long-term incentive compensation award values are allocated 50% in stock options; 25% in time-vested restricted shares and 25% in performance-vested restricted shares. The stock options and time-vested restricted shares vest ratably over three years from the date of grant, and the stock options have a term of 10 years from, and an exercise price equal to the closing price of the Company’s common shares on, the date of grant. The performance-vested restricted shares will vest at the end of a three-year period, with the number of shares earned dependent upon the Company’s annualized total shareholder return ("TSR") over the three-year period. TSR will be measured against absolute and relative standards of performance, and the two measures will be weighted equally, with half of the shares earned based on absolute TSR and the other half earned based on the Company’s TSR relative to the NAREIT Equity Index.

The independent members Board of Trustees, upon recommendation of the Compensation Committee, approved the grant of stock options, time-vested restricted shares and performance-vested restricted shares at the target levels described above and all such equity awards were valued at the closing price for the Company’s common shares on March 22, 2007, the date of grant. Set forth opposite each executive officer’s name on Exhibit 99.2, which is incorporated herein by reference, are the numbers of equity awards that were granted. The number of shares that could be earned pursuant to performance-vested restricted shares range from 0% to 150% of the target grant levels set forth on Exhibit 99.2 for each executive officer, with 50% of target for threshold performance and 150% of target for maximum performance, and payouts will be interpolated for performance between threshold, target and maximum levels.

The foregoing description of the terms of the stock options, time-vested restricted shares and performance-vested restricted shares is qualified in its entirety by the terms of the respective forms of the Nonqualified Share Option Agreement, Restricted Share Agreement and Performance-Vested Restricted Share Agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit
No. Description

99.1 U-Store-It Trust Press Release dated March 28, 2007
99.2 Schedule of 2007 Equity Awards to Executive Officers of U-Store-It Trust

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

March 28, 2007	By:	Kathleen A. Weigand

Name: Kathleen A. Weigand
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	U-Store-It Trust Press Release dated March 28, 2007
99.2	Schedule of 2007 Equity Awards to Executive Officers of U-Store-It Trust